Exhibit 99.2
Cincinnati Financial Corporation
Supplemental Financial Data
Second Quarter 2005
June 30, 2005
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2004. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Second Quarter 2005

	Page	Status
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3	8/4/2005

Consolidated
Quick Reference	4	8/4/2005
Consolidated Statements of Income	5	8/4/2005
CFC and Subsidiary Consolidation – Six Months Ended June 30, 2005	6	8/4/2005
CFC and Subsidiary Consolidation – Six Months Ended June 30, 2004	7	8/4/2005
CFC and Subsidiary Consolidation – Three Months Ended June 30, 2005	8	8/4/2005
CFC and Subsidiary Consolidation – Three Months Ended June 30, 2004	9	8/4/2005
Consolidated Balance Sheets	10	8/4/2005
10-Year Net Income Reconciliation	11	8/4/2005
Quarterly Net Income Reconciliation	12	8/4/2005
Top Holdings – Common Stocks	13	8/4/2005

Property Casualty Insurance Operations
GAAP Statements of Income	14	8/4/2005
Statutory Income Statements	15	8/4/2005
Statutory Quarterly Analysis – Consolidated	16	8/4/2005
Statutory Quarterly Analysis – Commercial Lines	17	8/4/2005
Statutory Quarterly Analysis – Personal Lines	18	8/4/2005
Direct Written Premiums by Line of Business and State	19	8/4/2005
Reconciliation Data
11-Year Property Casualty Data – Consolidated	20	8/4/2005
6-Year Property Casualty Data – Commercial Lines	21	8/4/2005
6-Year Property Casualty Data – Personal Lines	22	8/4/2005
Quarterly Property Casualty Data – Consolidated	23	8/4/2005
Quarterly Property Casualty Data – Commercial Lines	24	8/4/2005
Quarterly Property Casualty Data – Personal Lines	25	8/4/2005
Quarterly Property Casualty – Line of Business	26	8/4/2005

Life Insurance Operations
GAAP Statements of Income	27	8/4/2005
Statutory Statements of Income	28	8/4/2005
Expenses as a Percentage of Premium	29	8/4/2005

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•	Operating income: Operating income (readers also may have seen this measure defined as net income before realized investment gains and losses) is calculated by excluding net realized investment gains and losses from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Moreover, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.
•	Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.
•	Codification: Adoption of Codification of Statutory Accounting Principles was required for Ohio-based insurance companies effective January 1, 2001. The adoption of Codification changed the manner in which the company recognized statutory property casualty written premiums. As a result, 2001 statutory written premiums included $402 million to account for unbooked premiums related to policies with effective dates prior to January 1, 2001. To better assess ongoing business trends, management excludes this $402 million when analyzing written premiums and statutory ratios that make use of written premiums.
•	Life insurance gross written premiums: In analyzing the life insurance company’s gross written premiums, management excludes five larger, single-pay life insurance policies (bank-owned life insurance or BOLIs) written in 2004, 2002, 2000 and 1999 to focus on the trend in premiums written through the independent agency distribution channel.
•	One-time charges or adjustments: Management analyzes earnings and profitability excluding the impact of one-time items.
o	In 2003, as the result of a settlement negotiated with a vendor, pretax results included the recovery of $23 million of the $39 million one-time, pretax charge incurred in 2000.

o	In 2000, the company recorded a one-time charge of $39 million, pre-tax, to write down previously capitalized costs related to the development of software to process property casualty policies.

o	In 2000, the company earned $5 million in interest in the first quarter from a $303 million single-premium BOLI policy that was booked at the end of 1999 and segregated as a separate account effective April 1, 2000. Investment income and realized investment gains and losses from separate accounts generally accrue directly to the contract holder and, therefore, are not included in the company’s consolidated financials.
2005 Second-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference — Second Quarter 2005
(all data shown is for the three months ended or as of June 30, 2005)
(Based on reported data — see Pages 23-25 for adjusted data)

(Dollars in millions except share data)
Revenues:

Commercial lines net written premiums	$568
Year-over-year percentage change	10.6%
Personal lines net written premiums	$224
Year-over-year percentage change	1.1%
Property casualty net written premiums	$791
Year-over-year percentage change	7.7%
Commercial lines net earned premiums	$563
Year-over-year percentage change	8.3%
Personal lines net earned premiums	$202
Year-over-year percentage change	2.5%
Property casualty net earned premiums	$765
Year-over-year percentage change	6.7%
Life and accident and health net earned premiums	$29
Year-over-year percentage change	8.3%
Investment income	$129
Year-over-year percentage change	7.3%
Realized gains on investments	$13
Year-over-year percentage change	(76.4)%
Other income	$4
Year-over-year percentage change	30.6%
Total revenues	$940
Year-over-year percentage change	1.9%

Income:

Operating income	$150
Year-over-year percentage change	25.6%
Net realized investment gains and losses	$8
Year-over-year percentage change	(77.9)%
Net income	$158
Year-over-year percentage change	1.6%

Per share: (diluted)

Operating income	$0.84
Year-over-year percentage change	25.4%
Net realized investment gains and losses	$0.05
Year-over-year percentage change	(75.0)%
Net income	$0.89
Year-over-year percentage change	2.3%
Book value	$35.08
Year-over-year percentage change	0.5%
Weighted average shares — diluted	177,097,493
Year-over-year percentage change	(0.9)%

Benefits and expenses:

Commercial lines losses	$308
Year-over-year percentage change	10.1%
Personal lines losses	$128
Year-over-year percentage change	(20.9)%
Property casualty losses	$436
Year-over-year percentage change	(1.2)%
Life and accident and health losses and policy benefits	$26
Year-over-year percentage change	0.5%
Operating expenses	$251
Year-over-year percentage change	9.7%
Interest expenses	$13
Year-over-year percentage change	55.6%
Total expenses	$725
Year-over-year percentage change	2.3%
Income before income taxes	$215
Year-over-year percentage change	0.5%
Total income tax	$57
Year-over-year percentage change	(2.4)%
Effective tax rate	26.6%

Ratios:

Commercial lines GAAP combined ratio	84.8%
Personal lines GAAP combined ratio	95.3%
Property casualty GAAP combined ratio	87.5%

Commercial lines STAT combined ratio	83.9%
Personal lines STAT combined ratio	93.6%
Property casualty STAT combined ratio	86.6%

Return on equity based upon net income (annualized)	10.4%
Return on equity based upon operating income (annualized)	13.8%

Balance Sheet:

Fixed maturity investments	$5,412
Equity securities	7,148
Other invested assets	40

Total invested assets	$12,600

Property casualty and life loss and loss expense reserves	$3,608
Total debt	$791
Shareholders equity	$6,132

Cincinnati Financial Corporation
Consolidated Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2005	2004	Change	% Change	2005	2004	Change	% Change

Revenues:
Premiums earned:
Property casualty	$807,297,492	$757,427,656	$49,869,836	6.58	$1,601,793,433	$1,511,077,308	$90,716,125	6.00
Life	38,053,773	33,745,792	4,307,981	12.77	69,570,579	64,339,306	5,231,273	8.13
Accident health	1,436,094	1,392,820	43,274	3.11	3,089,251	2,973,784	115,467	3.88
Premiums ceded	(53,058,357)	(48,568,942)	(4,489,415)	(9.24)	(104,008,726)	(94,320,708)	(9,688,018)	(10.27)
Total premiums earned	793,729,002	743,997,326	49,731,676	6.68	1,570,444,537	1,484,069,690	86,374,847	5.82
Investment income	129,327,901	120,515,574	8,812,327	7.31	256,367,172	240,822,768	15,544,404	6.45
Realized gain on investments	12,900,303	55,098,831	(42,198,528)	(76.59)	21,685,286	61,807,307	(40,122,021)	(64.91)
Other income	3,845,636	2,944,656	900,980	30.60	7,594,030	6,402,081	1,191,949	18.62
Total revenues	$939,802,842	$922,556,387	$17,246,455	1.87	$1,856,091,025	$1,793,101,846	$62,989,179	3.51

Benefits & expenses:
Losses & policy benefits	$499,176,791	$525,210,564	$(26,033,773)	(4.96)	$1,037,034,038	$986,324,213	$50,709,825	5.14
Reinsurance recoveries	(38,552,521)	(59,444,839)	20,892,318	35.15	(95,227,939)	(86,975,866)	(8,252,073)	(9.49)
Commissions	165,775,469	150,208,650	15,566,819	10.36	316,215,128	311,380,600	4,834,528	1.55
Other operating expenses	72,558,984	67,024,755	5,534,229	8.26	139,503,234	128,722,741	10,780,493	8.37
Interest expense	12,888,705	8,285,105	4,603,600	55.56	25,846,835	16,611,180	9,235,655	55.60
Taxes, licenses & fees	18,267,417	20,185,296	(1,917,879)	(9.50)	35,123,104	39,459,007	(4,335,903)	(10.99)
Incr deferred acq expense	(7,455,455)	(6,034,212)	(1,421,243)	(23.55)	(18,824,447)	(23,635,286)	4,810,839	20.35
Other expenses	2,187,945	3,213,308	(1,025,363)	(31.91)	6,035,551	6,042,781	(7,230)	(0.12)
Total expenses	$724,847,335	$708,648,627	$16,198,708	2.29	$1,445,705,504	$1,377,929,370	$67,776,134	4.92
Income before income taxes	$214,955,507	$213,907,760	$1,047,747	0.49	$410,385,521	$415,172,476	$(4,786,955)	(1.15)

Provision for income taxes:
Current operating income	$52,030,764	$23,509,245	$28,521,519	121.32	$99,339,804	$68,875,326	$30,464,478	44.23
Current realized investments gains and losses	4,738,332	19,073,757	(14,335,425)	(75.16)	7,646,452	21,421,722	(13,775,270)	(64.31)
Deferred	390,078	16,005,141	(15,615,063)	(97.56)	1,246,528	23,437,200	(22,190,672)	(94.68)
Total income taxes	$57,159,174	$58,588,143	$(1,428,969)	(2.44)	$108,232,784	$113,734,248	$(5,501,464)	(4.84)

Net income	$157,796,333	$155,319,617	$2,476,716	1.59	$302,152,737	$301,438,228	$714,509	0.24
Comprehensive net income	$209,090,157	$(50,983,132)	$260,073,289	510.12	$20,010,966	$(4,530,560)	$24,541,526	541.69
Operating income	$149,634,362	$119,294,546	$30,339,816	25.43	$288,113,903	$261,052,643	$27,061,260	10.37
Net realized investments gains and losses	$8,161,971	$36,025,075	$(27,863,104)	(77.34)	$14,038,834	$40,385,585	$(26,346,751)	(65.24)

Net income per share:
Operating income	$0.85	$0.68	$0.17	25.00	$1.64	$1.48	$0.16	10.81
Net realized investments gains and losses	0.05	0.20	(0.15)	(75.00)	0.08	0.23	(0.15)	(65.22)
Net income per share (basic)	$0.90	$0.88	$0.02	2.27	$1.72	$1.71	$0.01	0.58
Operating income	$0.84	$0.67	$0.17	25.37	$1.62	$1.46	$0.16	10.96
Net realized investments gains and losses	0.05	0.20	(0.15)	(75.00)	0.08	0.23	(0.15)	(65.22)
Net income per share (diluted)	$0.89	$0.87	$0.02	2.30	$1.70	$1.69	$0.01	0.59
Dividends per share:
Paid	$0.2900	$0.2620	$0.0280	10.69	$0.5520	$0.5000	$0.0520	10.40
Declared	$0.3050	$0.2620	$0.0430	16.41	$0.5950	$0.5100	$0.0850	16.67
Number of shares:
Weighted avg — basic	175,226,612	176,654,359	(1,427,747)	(0.81)	175,389,421	176,703,010	(1,313,589)	(0.74)
Weighted avg — diluted	177,097,493	178,684,929	(1,587,436)	(0.89)	177,451,366	178,658,935	(1,207,569)	(0.68)

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM

Revenues:
Premiums earned:
Property casualty	$1,601,793,433	$0	$1,602,171,328	$0	$0	$0	$(377,895)
Life	69,570,579	0	0	69,570,579	0	0	0
Accident health	3,089,251	0	0	3,089,251	0	0	0
Premiums ceded	(104,008,726)	0	(84,348,733)	(19,659,993)	0	0	0
Total earned premium	1,570,444,537	0	1,517,822,595	52,999,837	0	0	(377,895)
Investment income	256,367,172	42,321,541	163,734,128	48,396,996	783,018	63,053	1,068,436
Realized gain on investments	21,685,286	(2,084,034)	15,467,723	7,644,838	0	8,056	648,703
Other income	7,594,030	5,901,324	1,650,935	1,594,320	4,741,900	1,112,801	(7,407,250)
Total revenues	$1,856,091,025	$46,138,831	$1,698,675,381	$110,635,991	$5,524,918	$1,183,910	$(6,068,006)

Benefits & expenses:
Losses & policy benefits	$1,037,034,038	$0	$958,955,510	$79,180,808	$0	$0	$(1,102,280)
Reinsurance recoveries	(95,227,939)	0	(65,657,710)	(29,570,229)	0	0	0
Commissions	316,215,128	0	299,223,059	16,992,069	0	0	0
Other operating expenses	139,503,234	9,903,322	121,970,560	11,264,457	2,157,663	210,806	(6,003,574)
Interest expense	25,846,835	25,850,396	0	0	675,730	0	(679,291)
Taxes, licenses & fees	35,123,104	351,084	32,310,566	2,151,112	292,094	18,248	0
Incr deferred acq expenses	(18,824,447)	0	(14,041,675)	(4,782,772)	0	0	0
Other expenses	6,035,551	0	6,035,443	108	0	0	0
Total expenses	$1,445,705,504	$36,104,802	$1,338,795,753	$75,235,553	$3,125,487	$229,054	$(7,785,145)

Income before income taxes	$410,385,521	$10,034,029	$359,879,628	$35,400,438	$2,399,431	$954,856	$1,717,139

Provision for income taxes:
Current operating income	$99,339,804	$(11,230,521)	$103,005,087	$6,245,875	$1,002,354	$317,009	$—
Current capital gains/losses	7,646,452	(443,270)	5,413,703	2,675,693	0	326	0
Deferred	1,246,528	5,541,677	(7,851,378)	3,123,875	(168,494)	(151)	600,999
Total income tax	$108,232,784	$(6,132,114)	$100,567,412	$12,045,443	$833,860	$317,184	$600,999

Net income — current year	$302,152,737	$16,166,143	$259,312,216	$23,354,995	$1,565,571	$637,672	$1,116,140

Net income — prior year	$301,438,228	$47,243,058	$323,579,153	$18,656,595	$1,431,148	$571,461	$(90,043,187)

Change in net income	0.2%	-65.8%	-19.9%	25.2%	9.4%	11.6%

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2004

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM

Revenues:
Premiums earned:
Property casualty	$1,511,077,308	$0	$1,511,077,308	$0	$0	$0	$0
Life	64,339,306	0	0	64,339,306	0	0	0
Accident health	2,973,784	0	0	2,973,784	0	0	0
Premiums ceded	(94,320,708)	0	(78,646,281)	(15,674,427)	0	0	0
Total earned premium	1,484,069,690	0	1,432,431,027	51,638,663	0	0	0
Investment income	240,822,768	65,429,445	130,432,779	44,126,900	797,690	35,954	0
Realized gain on investments	61,807,307	8,162,598	187,482,942	4,698,869	0	(9,123)	(138,527,979)
Other income	6,402,081	5,105,116	1,496,911	1,483,565	4,333,967	1,037,905	(7,055,383)
Total revenue	$1,793,101,846	$78,697,159	$1,751,843,659	$101,947,997	$5,131,657	$1,064,736	$(145,583,362)

Benefits & expenses:
Losses & policy benefits	$986,324,214	$0	$906,248,054	$81,170,392	$0	$0	$(1,094,232)
Reinsurance recoveries	(86,975,866)	0	(53,616,903)	(33,358,963)	0	0	0
Commissions	311,380,600	0	295,968,362	15,412,238	0	0	0
Other operating expenses	128,722,741	9,190,833	110,852,517	12,443,398	1,600,387	184,613	(5,549,007)
Interest expense	16,611,180	16,010,112	0	0	1,013,211	0	(412,143)
Taxes, licenses & fees	39,459,007	1,087,996	35,962,601	2,084,414	310,869	13,127	0
Incr deferred acq expenses	(23,635,286)	0	(19,681,035)	(3,954,251)	0	0	0
Other expenses	6,042,781	0	6,042,676	105	0	0	0
Total expenses	$1,377,929,371	$26,288,941	$1,281,776,272	$73,797,333	$2,924,467	$197,740	$(7,055,382)

Income before income taxes	$415,172,475	$52,408,218	$470,067,387	$28,150,664	$2,207,190	$866,996	$(138,527,980)

Provision for income taxes:
Current operating income	$20,390,533	$(22,429,458)	$35,536,740	$5,784,353	$1,201,272	$297,626	$—
Current capital gains/losses	21,421,722	2,646,075	65,619,029	1,644,604	0	(3,193)	(48,484,793)
Deferred	71,921,993	24,948,543	45,332,465	2,065,113	(425,230)	1,102	0
Total income tax	$113,734,248	$5,165,160	$146,488,234	$9,494,070	$776,042	$295,535	$(48,484,793)

Net income — current year	$301,438,227	$47,243,058	$323,579,153	$18,656,594	$1,431,148	$571,461	$(90,043,187)

Net income — prior year	$141,102,477	$24,517,533	$108,607,539	$6,252,125	$1,221,234	$504,047	$(1)

Change in net income	113.6%	92.7%	197.9%	198.4%	17.2%	13.4%

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM

Revenues:
Premiums earned:
Property casualty	$807,297,492	$0	$807,470,314	$0	$0	$0	$(172,822)
Life	38,053,773	0	0	38,053,773	0	0	0
Accident health	1,436,094	0	0	1,436,094	0	0	0
Premiums ceded	(53,058,357)	0	(42,791,656)	(10,266,701)	0	0	0
Total earned premium	793,729,002	0	764,678,658	29,223,166	0	0	(172,822)
Investment income	129,327,901	21,228,766	82,982,613	24,422,519	356,320	33,178	304,505
Realized gain on investments	12,900,303	(2,442,069)	9,414,823	5,352,141	0	6,617	568,791
Other income	3,845,636	3,051,964	722,052	846,798	2,400,047	561,390	(3,736,615)
Total revenue	$939,802,842	$21,838,661	$857,798,146	$59,844,624	$2,756,367	$601,185	$(3,036,141)

Benefits & expenses:
Losses & policy benefits	$499,176,791	$0	$455,193,701	$44,534,290	$0	$0	$(551,200)
Reinsurance recoveries	(38,552,521)	0	(19,742,198)	(18,810,323)	0	0	0
Commissions	165,775,469	0	157,079,211	8,696,258	0	0	0
Other operating expenses	72,558,984	4,003,223	63,597,860	6,726,436	1,132,022	89,035	(2,989,592)
Interest expense	12,888,705	12,888,705	0	0	368,645	0	(368,645)
Taxes, licenses & fees	18,267,417	522,757	16,534,001	1,073,625	156,034	(19,000)	0
Incr deferred acq expenses	(7,455,455)	0	(5,422,878)	(2,032,577)	0	0	0
Other expenses	2,187,945	0	2,187,901	44	0	0	0
Total expenses	$724,847,335	$17,414,685	$669,427,598	$40,187,753	$1,656,701	$70,035	$(3,909,437)

Income before income taxes	$214,955,507	$4,423,976	$188,370,548	$19,656,871	$1,099,666	$531,150	$873,296

Provision for income taxes:
Current operating income	$52,030,764	$(3,781,881)	$52,137,573	$3,031,405	$467,784	$175,883	$0
Current capital gains/losses	4,738,332	(598,727)	3,463,484	1,873,249	0	326	0
Deferred	390,078	1,099,340	(2,740,809)	1,811,804	(85,924)	13	305,654
Total income tax	$57,159,174	$(3,281,268)	$52,860,248	$6,716,458	$381,860	$176,222	$305,654

Net income — current year	$157,796,333	$7,705,244	$135,510,300	$12,940,413	$717,806	$354,928	$567,642

Net income — prior year	$155,319,622	$27,121,903	$206,982,220	$10,213,346	$758,476	$286,864	$(90,043,187)

Change in net income	1.6%	-71.6%	-34.5%	26.7%	-5.4%	23.7%

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2004

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM

Revenues:
Premiums earned:
Property casualty	$757,427,656	$0	$757,179,115	$0	$0	$0	$248,541
Life	33,745,792	0	0	33,745,792	0	0	0
Accident health	1,392,820	0	0	1,392,820	0	0	0
Premiums ceded	(48,568,942)	0	(40,403,051)	(8,165,891)	0	0	0
Total earned premium	743,997,326	0	716,776,064	26,972,721	0	0	248,541
Investment income	120,515,575	31,538,424	65,987,117	22,172,675	797,690	19,669	0
Realized gain on investments	55,098,831	9,815,704	179,354,949	4,465,280	0	(9,123)	(138,527,979)
Other income	2,944,654	2,571,416	751,428	753,782	1,853,947	519,444	(3,505,363)
Total revenue	$922,556,386	$43,925,544	$962,869,558	$54,364,458	$2,651,637	$529,990	$(141,784,801)

Benefits & expenses:
Losses & policy benefits	$525,210,565	$0	$482,394,308	$43,364,974	$0	$0	$(548,717)
Reinsurance recoveries	(59,444,840)	0	(41,679,481)	(17,765,359)	0	0	0
Commissions	150,208,650	0	142,141,041	8,067,609	0	0	0
Other operating expenses	67,024,754	4,138,074	57,733,889	6,794,170	805,752	88,408	(2,535,539)
Interest expense	8,285,104	7,948,360	0	0	509,309	0	(172,565)
Taxes, licenses & fees	20,185,296	543,989	18,504,707	967,678	162,395	6,527	0
Incr deferred acq expenses	(6,034,212)	0	(3,534,923)	(2,499,289)	0	0	0
Other expenses	3,213,307	0	3,213,238	69	0	0	0
Total expenses	$708,648,624	$12,630,423	$658,772,779	$38,929,852	$1,477,456	$94,935	$(3,256,821)

Income before income taxes	$213,907,762	$31,295,121	$304,096,779	$15,434,606	$1,174,181	$435,055	$(138,527,980)

Provision for income taxes:
Current operating income	$(24,975,547)	$(19,716,559)	$(7,465,338)	$1,476,390	$579,478	$150,482	$0
Current capital gains/losses	19,073,755	3,224,662	62,774,231	1,562,848	0	(3,193)	(48,484,793)
Deferred	64,489,933	20,665,115	41,805,666	2,182,023	(163,773)	902	0
Total income tax	$58,588,141	$4,173,218	$97,114,559	$5,221,261	$415,705	$148,191	$(48,484,793)

Net income — current year	$155,319,621	$27,121,903	$206,982,220	$10,213,345	$758,476	$286,864	$(90,043,187)

Net income — prior year	$84,476,619	$18,068,400	$58,844,510	$6,753,663	$567,799	$242,249	$(2)

Change in net income	83.9%	50.1%	251.7%	51.2%	33.6%	18.4%

Cincinnati Financial Corporation
Consolidated Balance Sheets

	June 30,	December 31,
(Dollars in millions except per share data)	2005	2004
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2005—$5,179; 2004—$4,854)	$5,412	$5,141
Equity securities, at fair value (cost: 2005—$1,982; 2004—$1,945)	7,148	7,498
Other invested assets	40	38
Cash	172	306
Investment income receivable	113	107
Finance receivable	97	95
Premiums receivable	1,189	1,119
Reinsurance receivable	685	680
Prepaid reinsurance premiums	15	15
Deferred policy acquisition costs	421	400
Property and equipment, net, for company use (accumulated depreciation: 2005—$219; 2004—$206)	164	156
Other assets	79	75
Separate accounts	489	477

Total assets	$16,024	$16,107

Liabilities
Insurance reserves
Losses and loss expense	$3,608	$3,549
Life policy reserves	1,286	1,194
Unearned premiums	1,610	1,539
Other liabilities	424	474
Deferred income tax	1,684	1,834
Notes payable	0	0
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	420
6.92% senior debenture due 2028	392	0
Separate accounts	489	477

Total liabilities	9,892	9,858

Shareholders’ equity
Common stock, par value-$2 per share; authorized: 2005 500 million shares, 2004- 200 million shares; issued: 2005-194 million shares, 2004-185 million shares	389	370
Paid-in capital	964	618
Retained earnings	1,894	2,057
Accumulated other comprehensive income-unrealized gains on investments and derivatives	3,505	3,787
Treasury stock at cost (2005—19 million shares, 2004—18 million shares)	(620)	(583)

Total shareholders’ equity	6,132	6,249

Total liabilities and shareholders’ equity	$16,024	$16,107

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

	Years ended December 31,
(Dollars in millions except per share data)	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Net income	$584	$374	$238	$193	$118	$255	$242	$299	$224	$227
One-time item	0	15	0	0	(25)	0	0	0	0	0
Net income before one-time item	$584	$359	$238	$193	$143	$255	$242	$299	$224	$227
Net realized investment gains and losses	60	(27)	(62)	(17)	(2)	0	43	45	31	20

Operating income before one-time item	$524	$386	$300	$210	$145	$255	$199	$254	$193	$207
Less catastrophe losses	(96)	(63)	(57)	(42)	(33)	(24)	(61)	(17)	(42)	(18)

Operating income before catastrophe losses and one-time item	$620	$449	$357	$252	$178	$279	$260	$271	$235	$225

Diluted per share data
Net income	$3.28	$2.10	$1.32	$1.08	$0.67	$1.37	$1.28	$1.61	$1.17	$1.19
One-time item	0.00	0.09	0.00	0.00	(0.14)	0.00	0.00	0.00	0.00	0.00
Net income before one-time item	$3.28	$2.01	$1.32	$1.07	$0.81	$1.37	$1.28	$1.61	$1.17	$1.19
Net realized investment gains and losses	0.35	(0.15)	(0.34)	(0.10)	(0.01)	0.00	0.23	0.26	0.16	0.10

Operating income before one-time item	$2.93	$2.16	$1.67	$1.17	$0.82	$1.37	$1.05	$1.35	$1.01	$1.09
Less catastrophe losses	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)	(0.13)	(0.33)	(0.14)

Operating income before catastrophe losses and one-time item	$3.47	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37	$1.49	$1.35	$1.23

Return on equity
Return on average equity	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%	7.6%	7.7%	9.9%
One-time item	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0	0.0

Return on average equity before one-time item	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%	7.6%	7.7%	9.9%

Return on equity based on comprehensive income
ROE based on comprehensive income	4.6%	13.8%	(4.0%)	2.5%	13.1%	1.9%	19.6%	42.6%	20.3%	34.2%
One-time item	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0	0.0

ROE based on comprehensive income before one-time item	4.6%	13.5%	(4.0%)	2.5%	13.5%	1.9%	19.6%	42.6%	20.3%	34.2%

Investment income, net of expenses	$492	$465	$445	$421	$415	$387	$368	$349	$327	$300
BOLI	0	0	0	0	(5)	0	0	0	0	0

Investment income before BOLI	$492	$465	$445	$421	$410	$387	$368	$349	$327	$300

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(In millions except per share data)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004	6/30/2005	6/30/2004	9/30/2005	9/30/2004	12/31/2005	12/31/2004

Net income			$158	$144	$192	$90	$155	$146	$302	$301		$392		$584
One-time item			0	0	0	0	0	0	0	0		0		0
Net income before one-time item			$158	$144	$192	$90	$155	$146	$302	$301		$392		$584
Net realized investment gains and losses			8	6	24	(5)	36	4	14	40		36		60

Operating income before one-time item			$150	$138	$168	$95	$119	$142	$288	$261		$356		$524
Less catastrophe losses			(9)	(2)	(10)	(56)	(30)	0	(11)	(30)		(86)		(96)

Operating income before catastrophe losses and one-time item			$159	$140	$178	$151	$149	$142	$299	$291		$442		$620

Diluted per share data
Net income			$0.89	$0.81	$1.09	$0.50	$0.87	$0.82	$1.70	$1.77		$2.30		$3.28
One-time item			0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00		0.00
Net income before one-time item			$0.89	$0.81	$1.09	$0.50	$0.87	$0.82	$1.70	$1.77		$2.30		$3.28
Net realized investment gains and losses			0.05	0.03	0.14	(0.03)	0.20	0.03	0.08	0.24		0.21		0.35

Operating income before one-time item			$0.84	$0.78	$0.95	$0.53	$0.67	$0.79	$1.62	$1.53		$2.09		$2.93
Less catastrophe losses			(0.05)	(0.01)	(0.06)	(0.31)	(0.17)	0.00	(0.06)	(0.18)		(0.51)		(0.54)

Operating income before catastrophe losses and one-time item			$0.89	$0.79	$1.10	$0.84	$0.84	$0.79	$1.68	$1.71		$2.60		$3.47

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Cincinnati Financial Corporation
Top Holdings – Common Stocks

	As of and for the six months ended June 30, 2005
				Earned
	Actual	Fair	Percent of	dividend
(Dollars in millions)	cost	value	fair value	income

Fifth Third Bancorp	$283	$2,996	42.4%	$51
ALLTEL Corporation	119	821	11.6	10
ExxonMobil Corporation	133	515	7.3	5
National City Corporation	171	335	4.7	7
The Procter & Gamble Company	99	300	4.2	3
PNC Financial Services Group, Inc.	62	256	3.6	5
Wyeth	57	192	2.7	2
U.S. Bancorp	109	165	2.3	3
Alliance Capital Management Holding L.P.	53	148	2.1	4
FirstMerit Corporation	54	140	2.0	3
Wells Fargo & Company	66	136	1.9	2
Johnson & Johnson	101	135	1.9	1
Piedmont Natural Gas Company, Inc.	62	133	1.9	1
Sky Financial Group, Inc.	91	131	1.9	2
All other common stock holdings	446	664	9.5	11

Total	$1,906	$7,067	100.0%	$110

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2005	2004	Change	% Change	2005	2004	Change	% Change

Revenues:
Premiums earned:
Property casualty	$807,470,314	$757,179,115	$50,291,199	6.64	$1,602,171,328	$1,511,077,308	$91,094,020	6.03
Life	0	0	0	NA	0	0	0	NA
Accident health	0	0	0	NA	0	0	0	NA
Premiums ceded	(42,791,656)	(40,403,051)	(2,388,605)	(5.91)	(84,348,733)	(78,646,281)	(5,702,452)	(7.25)
Total premiums earned	764,678,658	716,776,064	47,902,594	6.68	1,517,822,595	1,432,431,027	85,391,568	5.96
Investment income	82,982,613	65,987,116	16,995,497	25.76	163,734,128	130,432,779	33,301,349	25.53
Realized gain on investments	9,414,823	179,354,949	(169,940,126)	(94.75)	15,467,723	187,482,942	(172,015,219)	(91.75)
Other income	722,052	751,428	(29,376)	(3.91)	1,650,935	1,496,911	154,024	10.29
Total revenues	$857,798,146	$962,869,557	$(105,071,411)	(10.91)	$1,698,675,381	$1,751,843,659	$(53,168,278)	(3.03)

Benefits & expenses:
Losses & policy benefits	$455,193,701	$482,394,308	$(27,200,607)	(5.64)	$958,955,510	$906,248,054	$52,707,456	5.82
Reinsurance recoveries	(19,742,198)	(41,679,481)	21,937,283	52.63	(65,657,710)	(53,616,903)	(12,040,807)	(22.46)
Commissions	157,079,211	142,141,041	14,938,170	10.51	299,223,059	295,968,362	3,254,697	1.10
Other operating expenses	63,597,860	57,733,890	5,863,970	10.16	121,970,560	110,852,517	11,118,043	10.03
Interest expense	0	0	0	NA	0	0	0	NA
Taxes, licenses & fees	16,534,001	18,504,707	(1,970,706)	(10.65)	32,310,566	35,962,601	(3,652,035)	(10.16)
Incr deferred acq expense	(5,422,878)	(3,534,923)	(1,887,955)	(53.41)	(14,041,675)	(19,681,035)	5,639,360	28.65
Other expenses	2,187,901	3,213,239	(1,025,338)	(31.91)	6,035,443	6,042,676	(7,233)	(0.12)
Total expenses	$669,427,598	$658,772,781	$10,654,817	1.62	$1,338,795,753	$1,281,776,272	$57,019,481	4.45
Income before income taxes	$188,370,548	$304,096,776	$(115,726,228)	(38.06)	$359,879,628	$470,067,387	$(110,187,759)	(23.44)

Provision for income taxes:
Current operating income	$52,137,573	$(7,465,339)	$59,602,912	798.40	$103,005,087	$35,536,740	$67,468,347	189.86
Current realized investments gains and losses	3,463,484	62,774,233	(59,310,749)	(94.48)	5,413,703	65,619,029	(60,205,326)	(91.75)
Deferred	(2,740,809)	41,805,666	(44,546,475)	(106.56)	(7,851,378)	45,332,465	(53,183,843)	(117.32)
Total income taxes	$52,860,248	$97,114,560	$(44,254,312)	(45.57)	$100,567,412	$146,488,234	$(45,920,822)	(31.35)

Net income	$135,510,300	$206,982,216	$(71,471,916)	(34.53)	$259,312,216	$323,579,153	$(64,266,937)	(19.86)

Cincinnati Insurance Group
Statutory Income Statements

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change

Underwriting income
Net premiums written	$790,765,652	$734,015,916	7.73	$1,587,508,386	$1,524,030,841	4.17
Unearned premiums increase	26,086,995	17,239,852		69,685,791	91,599,814
Earned premiums	764,678,658	716,776,064	6.68	1,517,822,595	1,432,431,027	5.96

Losses incurred	$358,805,024	$367,879,976	(2.47)	$737,257,505	$708,326,787	4.08
Allocated loss expenses incurred	39,571,544	36,040,113	9.80	75,307,150	71,436,340	5.42
Unallocated loss expenses incurred	37,074,934	36,794,738	0.76	80,733,145	72,868,024	10.79
Other underwriting expenses incurred	232,023,269	214,565,445	8.14	440,223,939	429,674,013	2.46
Workers compensation dividend incurred	1,743,134	3,378,309	(48.40)	5,136,069	6,097,741	(15.77)

Total underwriting deductions	$669,217,904	$658,658,581	1.60	$1,338,657,808	$1,288,402,904	3.90

Net underwriting gain (loss)	$95,460,753	$58,117,484	64.25	$179,164,787	$144,028,123	24.40

Investment income
Gross investment income earned	$84,001,241	$66,593,460	26.14	$165,622,151	$131,479,550	25.97
Net investment income earned	82,982,614	65,986,594	25.76	163,734,128	130,431,653	25.53
Net realized capital gains	9,749,866	177,734,335	(94.51)	21,933,169	185,319,769	(88.16)
Net investment gains (excl. subs)	$92,732,479	$243,720,929	(61.95)	$185,667,298	$315,751,422	(41.20)
Dividend from subsidiary
Net investment gains	$92,732,479	$243,720,929	(61.95)	$185,667,298	$315,751,422	(41.20)

Other income	$292,286	$946,402	(69.12)	$770,562	$1,575,880	(51.10)

Net income before federal income taxes	$188,485,519	$302,784,815	(37.75)	$365,602,646	$461,355,424	(20.75)
Federal and foreign income taxes incurred	$55,601,056	$55,308,893	0.53	$108,418,790	$101,155,769	7.18

Net income (statutory)	$132,884,463	$247,475,922	(46.30)	$257,183,857	$360,199,655	(28.60)

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group — Consolidated
Statutory Quarterly Analysis
(Based on reported data — see Page 23 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04

Net premiums written			$791	$797	$723	$750	$734	$790	$1,588	$1,524		$2,274		$2,997
Net premiums earned			765	753	754	733	717	716	1,518	1,432		2,166		2,919
Losses paid			336	345	381	360	328	298	681	625		985		1,366
Loss reserve change			23	33	(67)	70	40	43	56	83		154		86
Total losses incurred			$359	$378	$314	$430	$368	$341	$737	$708		$1,139		$1,452
Allocated loss expense paid			29	25	31	27	26	26	54	52		78		110
Allocated loss expense reserve change			10	11	6	10	11	10	21	20		30		36
Total allocated loss expense incurred			$39	$36	$37	$37	$37	$36	$75	$72		$108		$146
Unallocated loss expense paid			37	34	46	32	36	32	71	68		100		146
Unallocated loss expense reserve change			0	10	2	3	1	4	10	5		8		10
Total unallocated loss expense incurred			$37	$44	$48	$35	$37	$36	$81	$73		$108		$156
Underwriting expenses incurred			234	212	222	220	218	218	445	436		656		878

Underwriting profit (loss)			$96	$83	$133	$11	$57	$85	$180	$143		$155		$287

Loss Detail
Losses $1 million or more			$28	$43	$12	$27	$17	$42	$71	$59		$86		$97
Losses $250 thousand to $1 million			36	32	33	29	46	39	68	85		113		146
Development and case reserve increases of $250,000 or more			40	36	44	35	42	31	76	73		109		153
Large losses subtotal			$104	$111	$89	$91	$105	$112	$215	$217		$308		$396
IBNR incurred			14	13	18	12	17	13	27	29		41		59
Catastrophe losses incurred			15	2	16	86	46	0	17	47		133		149
Remaining incurred			226	252	190	241	201	215	478	416		657		848
Total losses incurred			$359	$378	$313	$430	$369	$340	$737	$709		$1,139		$1,452

Ratio Data
Loss ratio			46.9%	50.3%	41.6%	58.7%	51.3%	47.6%	48.6%	49.4%		52.6%		49.7%
Allocated loss expense ratio			5.2	4.7	4.9	5.1	5.0	4.9	5.0	5.0		5.0		5.0
Unallocated loss expense ratio			4.8	5.8	6.4	4.7	5.1	5.0	5.3	5.1		5.0		5.3
Net underwriting expense ratio			29.6	26.6	30.7	29.4	29.7	27.6	28.1	28.6		28.9		29.3
Statutory combined ratio			86.5%	87.4%	83.6%	97.9%	91.1%	85.1%	87.0%	88.1%		91.5%		89.3%
Statutory combined ratio excluding catastrophes			84.6%	87.1%	81.6%	86.2%	84.7%	85.0%	85.8%	84.8%		85.3%		84.3%

Loss Ratio
Losses $1 million or more			3.6%	5.7%	1.5%	3.6%	2.3%	5.9%	4.7%	4.1%		4.0%		3.3%
Losses $250 thousand to $1 million			4.8	4.3	4.4	3.9	6.4	5.4	4.5	5.9		5.2		5.0
Development and case reserve increases of $250,000 or more			5.2	4.7	5.9	4.9	5.8	4.3	5.0	5.1		5.0		5.2
Large losses subtotal			13.6%	14.7%	11.8%	12.4%	14.5%	15.6%	14.2%	15.1%		14.2%		13.5%
IBNR incurred			1.8	1.8	2.4	1.6	2.3	1.7	1.8	2.0		1.9		2.0
Total catastrophe losses incurred			1.9	0.3	2.1	11.8	6.5	0.1	1.1	3.3		6.1		5.1
Remaining incurred			29.6	33.5	25.3	32.9	28.0	30.0	31.5	29.1		30.4		29.0
Total loss ratio			46.9%	50.3%	41.6%	58.7%	51.3%	47.4%	48.6%	49.5%		52.6%		49.6%

Loss Claim Count
Losses $1 million or more			17	15	9	17	11	27	32	38		55		64
Losses $250 thousand to $1 million			93	73	84	76	103	91	166	194		270		354
Development and case reserve increases of $250,000 or more			61	67	79	76	70	59	128	129		205		284
Large losses subtotal			171	155	172	169	184	177	326	361		530		702
Total catastrophe losses incurred			1,158	1,258	3,275	6,144	4,758	928	2,416	5,686		11,830		15,105
Remaining incurred			66,262	75,040	65,148	66,802	67,488	85,588	141,302	153,076		219,878		285,026
Total			67,591	76,453	68,595	73,115	72,430	86,693	144,044	159,123		232,238		300,833

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM — Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group — Commercial Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 24 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04

Net premiums written			$567	$629	$532	$532	$512	$610	$1,195	$1,122		$1,654		$2,186
Net premiums earned			563	551	551	537	520	518	1,114	1,038		1,575		2,126
Losses paid			214	219	246	228	203	193	434	396		624		870
Loss reserve change			32	51	(45)	50	21	28	84	49		98		54
Total losses incurred			$246	$270	$201	$278	$224	$221	$518	$445		$722		$924
Allocated loss expense paid			26	22	27	24	23	23	48	46		70		97
Allocated loss expense reserve change			10	10	2	9	10	9	20	19		28		30
Total allocated loss expense incurred			$36	$32	$29	$33	$33	$32	$68	$65		$98		$127
Unallocated loss expense paid			25	22	30	21	23	21	48	45		65		95
Unallocated loss expense reserve change			1	10	3	2	1	3	11	3		5		8
Total unallocated loss expense incurred			$26	$32	$33	$23	$24	$24	$59	$48		$70		$103
Underwriting expenses incurred			165	156	166	159	155	163	321	318		477		643

Underwriting profit (loss)			$90	$61	$122	$44	$84	$78	$148	$162		$208		$329

Loss Detail
Losses $1 million or more			$26	$43	$8	$23	$14	$35	$68	$49		$72		$80
Losses $250 thousand to $1 million			29	22	23	19	33	28	51	61		80		103
Development and case reserve increases of $250,000 or more			38	29	38	32	36	27	67	63		95		133
Large losses subtotal			$93	$94	$69	$74	$83	$90	$186	$173		$247		$316
IBNR incurred			12	12	26	11	14	11	24	26		36		63
Catastrophe losses incurred			2	6	7	48	15	1	9	16		64		72
Remaining incurred			139	159	99	145	112	118	298	230		375		473
Total losses incurred			$246	$271	$201	$278	$224	$220	$517	$445		$722		$924

Ratio Data
Loss ratio			43.8%	49.1%	36.5%	51.7%	43.1%	42.6%	46.4%	42.8%		45.9%		43.4%
Allocated loss expense ratio			6.4	5.8	5.3	6.2	6.2	6.2	6.1	6.2		6.2		6.0
Unallocated loss expense ratio			4.6	5.9	6.0	4.2	4.6	4.7	5.2	4.6		4.5		4.9
Net underwriting expense ratio			29.1	24.7	31.2	29.9	30.2	26.8	26.8	28.3		28.8		29.4
Statutory combined ratio			83.9%	85.5%	79.0%	92.0%	84.1%	80.3%	84.5%	81.9%		85.4%		83.7%
Statutory combined ratio excluding catastrophes			83.5%	84.4%	77.8%	83.0%	81.1%	80.1%	83.8%	80.4%		81.3%		80.3%

Loss Ratio
Losses $1 million or more			4.5%	7.8%	1.5%	4.3%	2.6%	6.8%	6.1%	4.7%		4.6%		3.8%
Losses $250 thousand to $1 million			5.2	3.9	4.2	3.6	6.3	5.4	4.5	5.8		5.1		4.9
Development and case reserve increases of $250,000 or more			6.8	5.3	6.8	5.9	7.0	5.2	6.0	6.1		6.0		6.2
Large losses subtotal			16.5%	17.0%	12.5%	13.8%	15.9%	17.4%	16.6%	16.6%		15.7%		14.9%
IBNR incurred			2.2	2.2	4.8	2.0	2.8	2.2	2.2	2.5		2.3		3.0
Total catastrophe losses incurred			0.4	1.1	1.3	9.0	2.9	0.2	0.8	1.6		4.1		3.4
Remaining incurred			24.7	28.8	17.9	26.9	21.5	22.8	26.8	22.2		23.8		22.3
Total loss ratio			43.8%	49.1%	36.5%	51.7%	43.1%	42.6%	46.4%	42.9%		45.9%		43.6%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM — Not meaningful

Cincinnati Insurance Group — Personal Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 25 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04

Net premiums written			$224	$168	$191	$217	$222	$180	$393	$402		$620		$811
Net premiums earned			202	202	203	196	197	197	404	394		590		793
Losses paid			122	126	134	132	125	105	247	229		362		496
Loss reserve change			(9)	(18)	(22)	21	19	15	(27)	34		54		33
Total losses incurred			$113	$108	$112	$153	$144	$120	$220	$263		$416		$529
Allocated loss expense paid			3	3	4	3	3	3	6	6		9		13
Allocated loss expense reserve change			1	1	4	1	1	1	1	1		2		6
Total allocated loss expense incurred			$4	$4	$8	$4	$4	$4	$7	$7		$11		$19
Unallocated loss expense paid			12	12	16	11	12	11	23	23		34		50
Unallocated loss expense reserve change			(1)	0	(1)	1	1	1	(1)	2		3		2
Total unallocated loss expense incurred			$11	$12	$15	$12	$13	$12	$22	$25		$37		$52
Underwriting expenses incurred			69	56	56	61	63	55	125	118		179		236

Underwriting profit (loss)			$5	$22	$12	$(34)	$(27)	$6	$30	$(19)		$(53)		$(43)

Loss Detail
Losses $1 million or more			$2	$0	$3	$3	$3	$7	$2	$10		$13		$17
Losses $250 thousand to $1 million			8	10	10	9	13	11	18	24		33		43
Development and case reserve increases of $250,000 or more			2	7	7	5	5	4	9	9		14		21
Large losses subtotal			$12	$17	$20	$17	$21	$22	$29	$43		$60		$81
IBNR incurred			1	1	(8)	1	2	1	3	3		4		(4)
Catastrophe losses incurred			12	(4)	9	38	31	0	8	31		68		77
Remaining incurred			87	93	92	97	89	97	180	186		283		375
Total losses incurred			$112	$107	$113	$153	$143	$120	$220	$263		$415		$529

Ratio Data
Loss ratio			55.6%	53.3%	55.3%	78.0%	73.0%	60.6%	54.4%	66.8%		70.5%		66.7%
Allocated loss expense ratio			1.8	1.8	3.9	1.9	1.8	1.7	1.8	1.8		1.8		2.3
Unallocated loss expense ratio			5.5	5.7	7.4	6.3	6.7	6.0	5.6	6.3		6.3		6.6
Net underwriting expense ratio			30.7	33.2	29.4	28.2	28.6	30.4	31.8	29.4		28.9		29.0
Statutory combined ratio			93.6%	94.0%	96.0%	114.4%	110.1%	98.7%	93.6%	104.3%		107.5%		104.6%
Statutory combined ratio excluding catastrophes			87.4%	96.0%	91.8%	95.1%	94.4%	98.9%	91.5%	96.5%		96.0%		94.9%

Loss Ratio
Losses $1 million or more			1.1%	0.0%	1.7%	1.7%	1.5%	3.7%	0.6%	2.6%		2.3%		2.1%
Losses $250 thousand to $1 million			3.7	5.2	4.9	4.7	6.7	5.4	4.4	6.0		5.6		5.4
Development and case reserve increases of $250,000 or more			1.0	3.2	3.3	2.4	2.7	2.0	2.1	2.4		2.4		2.6
Large losses subtotal			5.8%	8.4%	9.9%	8.8%	10.9%	11.1%	7.1%	11.0%		10.3%		10.1%
IBNR incurred			0.6	0.7	(3.9)	0.6	1.1	0.6	0.7	0.8		0.7		(0.5)
Total catastrophe losses incurred			6.2	(2.0)	4.2	19.3	15.7	(0.2)	2.1	7.8		11.6		9.7
Remaining incurred			42.9	46.2	45.2	49.4	45.3	49.1	44.5	47.2		48.0		47.2
Total loss ratio			55.5%	53.3%	55.4%	78.1%	73.0%	60.6%	54.4%	66.8%		70.6%		66.5%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM — Not meaningful

Cincinnati Insurance Group
Direct Written Premiums by Line of Business for the Six Months Ended June 30, 2005
(Dollars in millions)

				Comm				06/30/05	06/30/04
	Home-	Pers	Comm	Multi-	Work	Other	All	Agency	Agency	Percent
State	owner	Auto	Auto	Peril	Comp	Liability	Other	Direct	Direct	Change

AL	$10.1	$8.7	$4.1	$10.5	$0.5	$6.4	$4.6	$44.9	$40.7	10.1
AZ	—	—	4.6	4.2	0.1	3.6	1.3	13.8	11.9	16.7
AR	1.6	1.8	3.4	7.0	3.0	4.2	2.6	23.6	25.2	(6.1)
FL	7.5	6.5	6.2	11.2	1.2	12.0	8.2	52.8	43.7	20.7
GA	11.8	16.4	9.8	17.2	6.0	8.8	6.4	76.4	68.2	12.1
IL	8.8	15.8	18.4	40.5	30.2	23.4	17.0	154.1	156.1	(1.3)
IN	13.8	18.3	16.2	31.5	17.2	15.7	11.1	123.8	123.4	0.4
IA	2.1	2.8	5.0	11.0	11.0	7.9	4.5	44.3	41.9	6.1
KS	3.6	3.1	2.2	4.9	2.9	2.5	2.2	21.4	21.2	1.6
KY	6.7	11.1	7.1	12.6	1.5	7.7	5.7	52.4	49.9	5.2
MD	0.5	—	4.0	3.6	3.7	4.0	1.7	17.5	14.9	17.5
MI	9.3	9.3	11.1	26.1	10.7	11.7	7.9	86.2	91.4	(5.6)
MN	2.9	4.8	6.6	13.2	3.8	9.6	5.2	46.1	41.9	9.9
MO	2.9	2.4	5.7	14.6	6.5	5.5	5.4	43.0	44.3	(2.9)
MT	—	—	3.7	5.2	—	2.9	1.7	13.5	12.0	12.5
NE	1.0	1.2	2.5	5.1	4.3	2.9	1.5	18.4	16.9	9.1
NY	—	—	4.2	7.4	1.0	7.7	2.0	22.3	15.1	46.9
NC	0.7	1.3	12.0	23.5	11.0	11.8	7.3	67.6	58.3	15.9
OH	45.7	83.7	44.3	86.2	—	57.1	37.5	354.5	355.9	(0.4)
PA	2.9	4.4	17.1	27.6	29.9	12.6	9.1	103.6	94.9	9.0
SC	—	—	4.3	7.5	2.5	3.4	2.2	19.9	16.8	18.0
TN	3.7	4.4	9.1	14.1	6.0	9.3	5.1	51.7	46.9	10.5
VT	0.4	0.5	1.5	2.6	3.4	1.4	1.2	11.0	9.7	13.9
VA	3.7	5.3	12.0	18.7	9.2	8.2	6.6	63.7	63.9	(0.4)
WV	0.4	—	3.0	5.2	—	2.3	1.6	12.5	11.5	8.9
WI	4.3	7.0	8.1	17.1	15.6	10.7	6.5	69.2	65.6	5.5
All Other	0.7	0.9	8.1	12.5	6.2	9.0	6.0	43.4	35.8	(0.2)

Total Agency Direct	$145.1	$209.7	$234.3	$440.8	$187.4	$262.3	$172.1	$1,651.6	$1,578.0	4.7
Other Direct	—	0.6	0.4	0.4	4.8	0.3	0.8	7.3	9.0	(19.0)

Total Direct	$145.1	$210.3	$234.7	$441.2	$192.2	$262.6	$172.9	$1,658.9	$1,587.0	4.5

Cincinnati Insurance Group
11-Year Property Casualty Data — Consolidated

(Dollars in millions)	Years ended December 31,
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994

Premiums
Adjusted written premiums (statutory)*	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558	$1,472	$1,384	$1,296	$1,191
Codification	0	0	0	402	(55)	0	0	0	0	0	0
Written premium adjustment — statutory only	(29)	26	117	0	0	0	0	0	0	0	0

Reported written premiums (statutory)**	2,997	2,815	2,613	2,590	1,881	1,681	1,558	1,472	1,384	1,296	1,191
Unearned premiums change	(78)	(162)	(220)	(517)	(53)	(23)	(15)	(18)	(17)	(33)	(21)

Earned premiums (GAAP)	$2,919	$2,653	$2,393	$2,073	$1,828	$1,658	$1,543	$1,454	$1,367	$1,263	$1,170
Year-over-year growth rate:
Adjusted written premiums (statutory)	8.5%	11.7%	14.1%	13.0%	15.2%	7.9%	5.8%	6.4%	6.8%	8.8%	6.0%
Written premiums (statutory)	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%	6.4%	6.8%	8.8%	6.0%
Earned premiums	10.0%	10.9%	15.4%	13.4%	10.3%	7.5%	6.1%	6.4%	8.2%	7.9%	7.1%

Statutory combined ratio
Reported statutory combined ratio*	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%	98.3%	103.5%	99.9%	100.8%
Codification	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0	0.0	0.0	0.0	0.0
Written premium adjustment — statutory only	nm	nm	1.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
One-time item	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0	0.0	0.0	0.0	0.0

Statutory combined ratio (adjusted)	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%	98.3%	103.5%	99.9%	100.8%

Less catastrophe losses	5.1	3.6	3.6	3.1	2.7	2.5	6.1

Statutory combined ratio excluding catastrophe losses (adjusted)	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%

Reported commission expense ratio*	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%
Codification	0.0	0.0	0.0	2.6	(0.5)	0.0	0.0
Written premium adjustment — statutory only	nm	nm	0.8	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Commission expense ratio (adjusted)	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%

Reported other expense ratio*	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%
Codification	0.0	0.0	0.0	1.5	(0.4)	0.0	0.0
Written premium adjustment — statutory only	nm	nm	0.4	0.0	0.0	0.0	0.0
One-time item	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0

Other expense ratio (adjusted)	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%

Reported statutory expense ratio*	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%
Codification	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0
Written premium adjustment — statutory only	nm	nm	1.2	0.0	0.0	0.0	0.0
One-time item	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0

Statutory expense ratio (adjusted)	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%

GAAP combined ratio
GAAP combined ratio	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%	98.4%	103.6%	100.1%	100.9%
One-time item	0.0	0.8	0.0	0.0	(2.1)	0.0	0.0	0.0	0.0	0.0	0.0

GAAP combined ratio before one-time item	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%	98.4%	103.6%	100.1%	100.9%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.721	1.002	1.067	0.864
Written premium adjustment	(0.007)	0.010	0.050	0.159

Reported premiums to statutory surplus ratio	0.714	1.012	1.117	1.023

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**	Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

Cincinnati Insurance Group
6-Year Property Casualty Data — Commercial Lines

(Dollars in millions)	Years ended December 31,
	2004	2003	2002	2001	2000	1999

Premiums
Adjusted written premiums (statutory)*	$2,209	$2,009	$1,795	$1,551	$1,326	$1,100
Codification	0	0	0	276	(51)	0
Written premium adjustment – statutory only	(23)	22	110	0	0	0

Reported written premiums (statutory)**	$2,186	$2,031	$1,905	$1,827	$1,275	$1,100
Unearned premiums change	(60)	(123)	(182)	(374)	(43)	(12)

Earned premiums (GAAP)	$2,126	$1,908	$1,723	$1,453	$1,232	$1,088

Year-over-year growth rate:
Adjusted written premiums (statutory)	10.0%	11.9%	15.7%	17.0%	20.5%	7.8%
Written premiums (statutory)	7.6%	6.6%	4.3%	43.3%	15.9%	7.8%
Earned premiums	11.4%	10.8%	18.6%	17.9%	13.2%	6.7%

Statutory combined ratio
Reported statutory combined ratio*	83.7%	90.9%	95.3%	96.7%	117.2%	101.2%
Codification	0.0	0.0	0.0	4.0	(1.2)	0.0
Written premium adjustment – statutory only	nm	nm	1.5	0.0	0.0	0.0
One-time item	0.0	0.7	0.0	0.0	(1.6)	0.0

Statutory combined ratio (adjusted)	83.7%	91.6%	96.8%	100.7%	114.4%	101.2%

Less catastrophe losses	3.4	2.2	2.3	1.9	1.5	2.7

Statutory combined ratio excluding catastrophe losses (adjusted)	80.3%	89.4%	94.5%	98.8%	112.9%	98.5%

GAAP combined ratio
GAAP combined ratio	84.1%	91.3%	96.6%	101.7%	117.2%	103.5%
One-time item	0.0	0.8	0.0	0.0	(2.0)	0.0

GAAP combined ratio before one-time item	84.1%	92.1%	96.6%	101.7%	115.2%	103.5%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**	Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

Cincinnati Insurance Group
6-Year Property Casualty Data — Personal Lines

(Dollars in millions)	Years ended December 31,
	2004	2003	2002	2001	2000	1999

Premiums
Adjusted written premiums (statutory)*	$817	$780	$701	$637	$610	$581
Codification	0	0	0	126	(4)	0
Written premium adjustment – statutory only	(6)	4	7	0	0	0

Reported written premiums (statutory)**	$811	$784	$708	$763	$606	$581
Unearned premiums change	(18)	(39)	(38)	(143)	(10)	(11)

Earned premiums (GAAP)	$793	$745	$670	$620	$596	$570

Year-over-year growth rate:
Adjusted written premiums (statutory)	4.7%	11.3%	10.0%	4.4%	5.0%	8.0%
Written premiums (statutory)	3.4%	10.7%	(7.2)%	25.9%	4.3%	8.0%
Earned premiums	6.4%	11.2%	8.1%	4.0%	4.6%	9.0%

Statutory combined ratio
Reported statutory combined ratio*	104.6%	102.9%	106.5%	105.9%	110.6%	97.8%
Codification	0.0	0.0	0.0	4.6	(0.2)	0.0
Written premium adjustment – statutory only	nm	nm	0.3	0.0	0.0	0.0
One-time item	0.0	1.0	0.0	0.0	(2.0)	0.0

Statutory combined ratio (adjusted)	104.6%	103.9%	106.8%	110.5%	108.4%	97.8%

Less catastrophe losses	9.7	7.3	7.1	5.8	5.4	1.4

Statutory combined ratio excluding catastrophe losses (adjusted)	94.9%	96.6%	99.7%	104.7%	103.0%	96.4%

GAAP combined ratio
GAAP combined ratio	105.0%	103.6%	107.6%	112.4%	110.4%	93.8%
One-time item	0.0	1.1	0.0	0.0	(2.4)	0.0

GAAP combined ratio before one-time item	105.0%	104.7%	107.6%	112.4%	108.0%	93.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**	Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

Cincinnati Insurance Group
Quarterly Property Casualty Data — Consolidated

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04

Premiums
Adjusted written premiums (statutory)			$781	$787	$748	$750	$761	$767	$1,568	$1,528		$2,278		$3,026
Written premium adjustment – statutory only			10	10	(25)	0	(27)	23	20	(4)		(4)		(29)

Reported written premiums (statutory)*			$791	$797	$723	$750	$734	$790	$1,588	$1,524		$2,274		$2,997
Unearned premiums change			(26)	(44)	31	(17)	(17)	(74)	(70)	(92)		(108)		(78)

Earned premiums			$765	$753	$754	$733	$717	$716	$1,518	$1,432		$2,166		$2,919

Statutory combined ratio
Reported statutory combined ratio*			86.6%	87.4%	83.6%	97.9%	91.2%	85.1%	86.9%	88.1%		91.4%		89.4%
Written premium adjustment – statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

Adjusted statutory combined ratio			86.6%	87.4%	83.6%	97.9%	91.2%	85.1%	86.9%	88.1%		91.4%		89.4%

Less catastrophe losses			2.0	0.3	2.0	11.7	6.5	0.1	1.1	3.3		6.1		5.1

Adjusted statutory combined ratio excluding catastrophe losses			84.6%	87.1%	81.6%	86.2%	84.7%	85.0%	85.8%	84.8%		85.3%		84.3%

Reported commission expense ratio*			19.3%	16.8%	19.7%	19.9%	18.9%	18.3%	18.0%	18.6%		19.0%		19.2%
Written premium adjustment – statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

Adjusted commission expense ratio			19.3%	16.8%	19.7%	19.9%	18.9%	18.3%	18.0%	18.6%		19.0%		19.2%

Reported other expense ratio*			10.3%	9.8%	11.0%	9.5%	10.8%	9.3%	10.0%	10.0%		9.8%		10.1%
Written premium adjustment – statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

Adjusted other expense ratio			10.3%	9.8%	11.0%	9.5%	10.8%	9.3%	10.0%	10.0%		9.8%		10.1%

Reported statutory expense ratio*			29.6%	26.6%	30.7%	29.4%	29.7%	27.6%	28.0%	28.6%		28.9%		29.3%
Written premium adjustment – statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

Adjusted statutory expense ratio			29.6%	26.6%	30.7%	29.4%	29.7%	27.6%	28.0%	28.6%		28.9%		29.3%

GAAP combined ratio
GAAP combined ratio			87.5%	88.9%	82.6%	97.8%	91.9%	87.1%	88.2%	89.5%		92.3%		89.8%
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

GAAP combined ratio before one-time item			87.5%	88.9%	82.6%	97.8%	91.9%	87.1%	88.2%	89.5%		92.3%		89.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

nm — Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group
Quarterly Property Casualty Data — Commercial Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04

Premiums
Adjusted written premiums (statutory)			$557	$617	$555	$530	$537	$587	$1,174	$1,124		$1,656		$2,209
Written premium adjustment — statutory only			9	12	(23)	2	(25)	23	21	(2)		(2)		(23)

Reported written premiums (statutory)*			$566	$629	$532	$532	$512	$610	$1,195	$1,122		$1,654		$2,186
Unearned premiums change			(3)	(78)	19	5	8	(91)	(81)	(84)		(79)		(60)

Earned premiums			$563	$551	$551	$537	$520	$519	$1,114	$1,038		$1,575		$2,126

Statutory combined ratio
Reported statutory combined ratio*			83.9%	85.5%	79.1%	92.0%	84.1%	80.3%	84.6%	82.0%		85.4%		83.7%
Written premium adjustment — statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

Adjusted statutory combined ratio			83.9%	85.5%	79.1%	92.0%	84.1%	80.3%	84.6%	82.0%		85.4%		83.7%

Less catastrophe losses			0.4	1.1	1.3	9.0	3.0	0.2	0.8	1.6		4.1		0.0

Adjusted statutory combined ratio excluding catastrophe losses			83.5%	84.4%	77.8%	83.0%	81.1%	80.1%	83.8%	80.4%		81.3%		80.3%

GAAP combined ratio
GAAP combined ratio			84.8%	87.5%	78.2%	91.4%	84.4%	82.6%	86.1%	83.5%		86.2%		84.1%
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

GAAP combined ratio before one-time item			84.8%	87.5%	78.2%	91.4%	84.4%	82.6%	86.1%	83.5%		86.2%		84.1%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

nm — Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group
Quarterly Property Casualty Data — Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004	6/30/2005	6/30/2004	9/30/2005	9/30/2004	12/31/2005	12/31/2004

Premiums
Adjusted written premiums (statutory)			$223	$170	$194	$218	$224	$180	$393	$404		$623		$817
Written premium adjustment — statutory only			1	(2)	(3)	(1)	(2)	0	(1)	(2)		(3)		(6)

Reported written premiums (statutory)*			$224	$168	$191	$217	$222	$180	$392	$402		$620		$811
Unearned premiums change			(22)	34	12	(21)	(25)	17	8	(8)		(30)		(18)

Earned premiums			$202	$202	$203	$196	$197	$197	$404	$394		$590		$793

Statutory combined ratio
Reported statutory combined ratio*			93.6%	94.0%	96.0%	114.4%	110.1%	98.7%	93.7%	104.3%		107.6%		104.6%
Written premium adjustment — statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

Adjusted statutory combined ratio			93.6%	94.0%	96.0%	114.4%	110.1%	98.7%	93.7%	104.3%		107.6%		104.6%

Less catastrophe losses			6.2	2.0	4.2	19.3	15.7	0.0	2.1	7.8		11.6		0.1

Adjusted statutory combined ratio excluding catastrophe losses			87.4%	96.0%	91.8%	95.1%	94.4%	98.9%	91.6%	96.5%		96.0%		94.9%

GAAP combined ratio
GAAP combined ratio			95.3%	92.7%	94.5%	115.4%	111.6%	98.8%	94.0%	105.2%		108.6%		105.0%
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

GAAP combined ratio before one-time item			95.3%	92.7%	94.5%	115.4%	111.6%	98.8%	94.0%	105.2%		108.6%		105.0%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm — Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Cincinnati Insurance Group
Quarterly Property Casualty Data — By Line of Business

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04

Commercial multi-peril:
Earned premiums			$202	$197	$195	$187	$182	$186	$399	$368		$556		$751
Loss and loss expenses ratio			57.3%	72.2%	62.6%	72.4%	56.8%	57.7%	64.7%	57.2%		62.4%		62.4%
Less catastrophe loss ratio			0.9	2.6	1.4	23.0	6.6	(0.7)	1.8	2.9		9.6		7.5

Loss and loss expenses excluding catastrophe loss ratio			56.4%	69.6%	61.1%	49.4%	50.2%	58.4%	62.9%	54.4%		52.8%		54.9%

Workers compensation:
Earned premiums			$82	$79	$80	$80	$78	$75	$161	$153		$233		$313
Loss and loss expenses ratio			77.1%	76.5%	82.8%	79.1%	69.2%	90.6%	76.8%	79.7%		79.5%		80.3%
Less catastrophe loss ratio			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

Loss and loss expenses excluding catastrophe loss ratio			77.1%	76.5%	82.8%	79.1%	69.2%	90.6%	76.8%	79.7%		79.5%		80.3%

Commercial auto:
Earned premiums			$113	$113	$115	$114	$111	$110	$226	$221		$335		$450
Loss and loss expenses ratio			58.8%	57.9%	51.9%	59.6%	53.1%	44.7%	58.4%	48.9%		52.6%		52.4%
Less Catastrophe loss ratio			0.2	0.0	0.3	1.0	0.5	(0.5)	0.1	0.0		0.3		0.3

Loss and loss expenses excluding catastrophe loss ratio			58.6%	57.9%	51.6%	58.6%	52.6%	45.2%	58.3%	48.9%		52.3%		52.1%

Other liability:
Earned premiums			$109	$106	$107	$103	$98	$94	$215	$193		$296		$402
Loss and loss expenses ratio			39.3%	39.1%	(0.1)%	37.2%	45.9%	34.4%	39.2%	40.2%		39.2%		28.8%
Less catastrophe loss ratio			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0

Loss and loss expenses excluding catastrophe loss ratio			39.3%	39.1%	(0.1)%	37.2%	45.9%	34.4%	39.2%	40.2%		39.2%		28.8%

Personal auto:
Earned premiums			$110	$111	$113	$113	$112	$113	$220	$225		$338		$451
Loss and loss expenses ratio			61.5%	60.6%	71.2%	63.9%	62.9%	66.3%	61.0%	64.6%		64.4%		66.1%
Less catastrophe loss ratio			1.1	0.2	0.6	1.4	2.3	(0.2)	0.6	1.0		1.1		1.0

Loss and loss expenses excluding catastrophe loss ratio			60.4%	60.4%	70.7%	62.5%	60.6%	66.5%	60.4%	63.6%		63.3%		65.1%

Homeowner:
Earned premiums			$71	$70	$68	$62	$64	$64	$141	$128		$191		$259
Loss and loss expenses ratio			73.3%	64.0%	68.3%	130.7%	119.1%	68.8%	68.7%	94.0%		106.0%		96.1%
Less catastrophe loss ratio			15.6	(7.2)	10.1	55.8	43.1	(0.1)	4.3	21.5		32.7		26.8

Loss and loss expenses excluding catastrophe loss ratio			57.7%	71.2%	58.2%	74.9%	76.0%	68.9%	64.4%	72.5%		73.3%		69.3%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the three months ended June 30,				For the six months ended June 30,
	2005	2004	Change	% Change	2005	2004	Change	% Change

Revenues:
Premiums earned:
Property casualty	$0	$0	$0	NA	$0	$0	$0	NA
Life	38,053,773	33,745,792	4,307,981	12.77	69,570,579	64,339,306	5,231,273	8.13
Accident health	1,436,094	1,392,820	43,274	3.11	3,089,251	2,973,784	115,467	3.88
Premiums ceded	(10,266,701)	(8,165,891)	(2,100,810)	(25.73)	(19,659,993)	(15,674,427)	(3,985,566)	(25.43)
Total premiums earned	29,223,166	26,972,721	2,250,445	8.34	52,999,837	51,638,663	1,361,174	2.64
Investment income	24,422,519	22,172,675	2,249,844	10.15	48,396,996	44,126,900	4,270,096	9.68
Realized investment gains and losses	5,352,141	4,465,280	886,861	19.86	7,644,838	4,698,869	2,945,969	62.70
Other income	846,798	753,783	93,015	12.34	1,594,320	1,483,565	110,755	7.47
Total revenues	$59,844,624	$54,364,459	$5,480,165	10.08	$110,635,991	$101,947,997	$8,687,994	8.52

Benefits & expenses:
Losses & policy benefits	$44,534,290	$43,364,973	$1,169,317	2.70	$79,180,808	$81,170,391	$(1,989,583)	(2.45)
Reinsurance recoveries	(18,810,323)	(17,765,358)	(1,044,965)	(5.88)	(29,570,229)	(33,358,963)	3,788,734	11.36
Commissions	8,696,258	8,067,609	628,649	7.79	16,992,069	15,412,238	1,579,831	10.25
Other operating expenses	6,726,436	6,794,170	(67,734)	(1.00)	11,264,457	12,443,398	(1,178,941)	(9.47)
Interest expense	0	0	0	NA	0	0	0	NA
Taxes, licenses & fees	1,073,625	967,678	105,947	10.95	2,151,112	2,084,414	66,698	3.20
Incr deferred acq expense	(2,032,577)	(2,499,289)	466,712	18.67	(4,782,772)	(3,954,251)	(828,521)	(20.95)
Other expenses	44	69	(25)	(36.23)	108	105	3	2.86
Total expenses	$40,187,753	$38,929,852	$1,257,901	3.23	$75,235,553	$73,797,332	$1,438,221	1.95

Income before income taxes	$19,656,871	$15,434,607	$4,222,264	27.36	$35,400,438	$28,150,665	$7,249,773	25.75

Provision for income taxes:
Current	$3,031,405	$1,476,390	$1,555,015	105.33	$6,245,875	$5,784,353	$461,522	7.98
Current capital gains/losses	1,873,249	1,562,848	310,401	19.86	2,675,693	1,644,604	1,031,089	62.70
Deferred	1,811,804	2,182,023	(370,219)	(16.97)	3,123,875	2,065,113	1,058,762	51.27
Total income taxes	$6,716,458	$5,221,261	$1,495,197	28.64	$12,045,443	$9,494,070	$2,551,373	26.87

Net income	$12,940,413	$10,213,346	$2,727,067	26.70	$23,354,995	$18,656,595	$4,698,400	25.18

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the three months ended June 30,			For the six months ended June 30,
	2005	2004	% Change	2005	2004	% Change

Net premiums written	$50,826,408.30	$47,635,868.48	6.70	$100,310,028.60	$78,646,215.80	27.55
Net investment income	24,422,518.82	22,172,674.91	10.15	48,396,996.07	44,126,900.04	9.68
Amortization of interest maintenance reserve	1,414,427.00	158,697.50	791.27	1,679,919.00	289,157.50	480.97
Commissions and expense allowances on reinsurance ceded	2,834,889.60	4,217,377.76	(32.78)	6,452,441.57	8,441,717.89	(23.56)
Income from fees associated with Separate Accounts	846,797.36	753,782.80	12.34	1,594,319.63	1,483,565.37	7.47

Total revenues	$80,345,041.08	$74,938,401.45	7.21	$158,433,704.87	$132,987,556.60	19.13

Death benefits and matured endowments	$7,332,486.61	$8,133,953.38	(9.85)	$15,022,527.94	$15,391,041.94	(2.39)
Annuity benefits	4,699,020.66	5,758,999.12	(18.41)	7,767,445.31	10,754,892.68	(27.78)
Disability benefits and benefits under accident and health contracts	521,623.60	490,986.41	6.24	562,209.61	1,005,718.41	(44.10)
Surrender benefits and group conversions	3,730,233.58	4,593,509.42	(18.79)	9,503,648.72	7,984,187.92	19.03
Interest and adjustments on deposit-type contract funds	2,751,374.83	2,214,791.27	24.23	5,023,109.51	4,077,637.94	23.19
Increase in aggregate reserves for life and accident and health contracts	40,627,409.96	29,789,854.87	36.38	77,628,755.97	46,341,508.67	67.51
Payments on supplementary contracts with life contingencies	75,156.91	150,170.54	(49.95)	147,405.58	214,977.10	(31.43)

Total benefit expenses	$59,737,306.15	$51,132,265.01	16.83	$115,655,102.64	$85,769,964.66	34.84

Commissions	$8,696,258.57	$8,067,608.55	7.79	$16,992,069.38	$15,412,237.66	10.25
General insurance expenses and taxes	7,904,098.10	7,517,650.66	5.14	15,818,695.39	15,156,971.62	4.37
Increase in loading on deferred and uncollected premiums	(1,309,051.35)	(739,756.00)	(76.96)	(3,805,278.35)	(2,304,843.00)	(65.10)
Net transfers to or (from) Separate Accounts	0.00	0.00	N/A	0.00	0.00	N/A
Other deductions	44.15	69.17	(36.17)	107.96	105.49	2.34

Total operating expenses	$15,291,349.47	$14,845,572.38	3.00	$29,005,594.38	$28,264,471.77	2.62

Federal and Foreign Income Taxes Incurred	3,589,629.00	2,273,000.00	57.92	6,577,240.00	6,565,000.00	0.19

Net gain from operations before realized capital gains or (losses)	$1,726,756.46	$6,687,564.06	(74.18)	$7,195,767.85	$12,388,120.17	(41.91)

Net realized gains or (losses) net of capital gains tax	109,922.36	1,261,655.38	(91.29)	1,320,603.67	1,101,764.97	19.86

Net Income (Statutory)	$1,836,678.82	$7,949,219.44	(76.89)	$8,516,371.52	$13,489,885.14	(36.87)

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(In millions)	Three months ended				Six months ended		Years ended December 31,
	6/30/05	3/31/05	6/30/04	3/31/04	6/30/05	6/30/04	2004	2003	2002	2001	2000	1999

Gross Written Premiums	$64	$62	$59	$43	$126	$102	$230	$173	$244	$122	$157	$421
Bank Owned Life Insurance (BOLI) Adjustment	0	—	0	—	0	—	(10)	—	(34)	—	(20)	(303)

Adjusted Gross Written Premiums	$64	$62	$59	$43	$126	$102	$220	$173	$210	$122	$137	$118

Insurance Expense	$8	$7	$6	$7	$14	$13	$25	$25	$27	$25	$20	$19

Expense Ratio	10.7%	10.9%	10.9%	15.3%	10.8%	12.7%	11.1%	14.8%	10.9%	20.6%	12.9%	4.4%
Expense Ratio based on Adjusted Gross Written Premium	10.7%	10.9%	10.9%	15.3%	10.8%	12.7%	11.6%	14.8%	12.6%	20.6%	14.8%	15.7%